Triad Guaranty Inc.
Consolidated Statement of Operations

	Three Months Ended June 30, (Unaudited)		Six Months Ended June 30, (Unaudited)	
	2009	2008	2009	2008
	(Dollars in thousands except per share amounts)			
Earned premiums	$ 64,833	$ 69,865	$ 109,191	$ 141,929
Net investment income	10,859	9,175	22,051	18,722
Net realized investment gains (losses)	2,017	(3,799)	(2,548)	(1,096)
Other income	2	2	4	4
Total revenues	77,711	75,243	128,698	159,559
Losses and loss adjustment expenses:				
Net settled claims	149,863	68,263	203,783	108,350
Change in reserves	278,956	218,568	318,584	393,512
Loss adjustment expenses	2,549	5,918	10,578	12,146
Net losses and loss adjustment expenses	431,368	292,749	532,945	514,008
Net change in premium deficiency reserve	-	(15,000)	-	-
Interest expense	1,895	696	2,589	2,172
Policy acquisition costs	-	-	-	39,416
Other operating expenses - net	8,680	27,238	18,091	41,344
Loss before income taxes	(364,232)	(230,440)	(424,927)	(437,381)
Income tax benefit	(4,813)	(31,629)	(10,334)	(88,556)
Net loss	**$ (359,419)**	**$ (198,811)**	**$ (414,593)**	**$ (348,825)**
Diluted loss per share	**$ (23.91)**	**$ (13.36)**	**$ (27.65)**	**$ (23.45)**
Diluted weighted average common and common stock equivalents outstanding (in thousands)	15,031	14,879	14,995	14,874

Triad Guaranty Inc.
Consolidated Balance Sheets

	(Unaudited) June 30, 2009	December 31, 2008	(Unaudited) June 30, 2008
	(Dollars in thousands except per share amounts)		
Assets:			
Invested assets:			
Fixed maturities, available for sale, at market	$ 847,809	$ 854,186	$ 843,951
Equity securities, available for sale, at market	31	583	1,749
Short-term investments	3,800	40,653	23,322
	851,640	895,422	869,022
Cash and cash equivalents	31,600	39,940	19,669
Prepaid federal income tax	15	15	63,183
Reinsurance recoverable	234,248	150,848	55,316
Other assets	57,635	44,309	56,608
Total assets	**$ 1,175,138**	**$ 1,130,534**	**$ 1,063,798**
Liabilities:			
Losses and loss adjustment expenses	$ 1,591,207	$ 1,187,840	$ 817,262
Unearned premiums	14,890	15,863	18,360
Deferred income tax	-	-	30,386
Long-term debt	34,535	34,529	34,527
Deferred payment obligation	27,020	-	-
Other liabilities	37,175	28,968	22,354
Total liabilities	**1,704,827**	**1,267,200**	**922,889**
Stockholders' equity:			
Retained earnings (accumulated deficit)	(670,102)	(255,509)	26,793
Accumulated other comprehensive income	27,262	6,063	2,585
Other equity accounts	113,151	112,780	111,531
Total stockholders' equity (deficit in assets)	**(529,689)**	**(136,666)**	**140,909**
Total liabilities and stockholders' equity	**$ 1,175,138**	**$ 1,130,534**	**$ 1,063,798**
Stockholders' equity (deficit in assets) per share:	$ (34.81)	$ (9.01)	$ 9.32
Common shares outstanding	15,215,378	15,161,259	15,117,733

Triad Guaranty Inc.
Consolidated Statement of Cash Flow

	Six Months Ended June 30, (Unaudited)	
	2009	2008
	(Dollars in Thousands)	
OPERATING ACTIVITIES		
Net loss	$ (414,593)	$ (348,825)
Adjustments to reconcile net loss to net cash provided by operating activities:		
Increase in loss and unearned premium reserves	402,394	457,890
Increase in amounts due to/from reinsurer	(84,004)	(56,026)
Net realized investment losses	2,548	1,096
Policy acquisition costs deferred	-	(3,173)
Amortization of policy acquisition costs	-	39,416
Decrease in deferred income taxes	(11,415)	(88,554)
Redemption of Tax and Loss Bonds	-	52,824
Increase in deferred payment obligation	27,020	-
Other operating activities	6,410	23,565
Net cash (used in) provided by operating activities	(71,640)	78,213
INVESTING ACTIVITIES		
Purchases of investment securities	(128,623)	(584,572)
Sales and maturities of investment securities	155,188	450,706
Decrease in short-term investments	36,769	31,655
Other investing activities	(34)	(1,080)
Net cash provided by (used in) investing activities	63,300	(103,291)
FINANCING ACTIVITIES		
Repayments on credit facility	-	(80,000)
Net cash used in financing activities	-	(80,000)
Foreign currency translation adjustment	-	(64)
Net decrease in cash	(8,340)	(105,142)
Cash at beginning of period	39,940	124,811
Cash at end of period	$ 31,600	$ 19,669

Triad Guaranty Inc.
Sequential Quarterly Statistical Information
(Unaudited)

	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007	Sep 30, 2007	Jun 30, 2007
	(Dollars in millions unless otherwise indicated)								
Insurance In Force									
Primary insurance in force:									
- Flow business	$35,969	$37,881	$39,370	$40,451	$41,645	$42,086	$41,840	$40,610	$38,590
- Structured bulk transactions	3,579	3,780	3,902	4,065	4,248	4,374	4,525	4,700	4,133
Total Primary insurance in force	39,548	41,662	43,272	44,516	45,894	46,459	46,365	45,310	42,724
Modified Pool insurance in force	17,965	18,825	19,312	19,823	20,439	21,187	21,863	22,737	23,649
Total insurance in force	$57,513	$60,487	$62,584	$64,339	$66,333	$67,646	$68,228	$68,047	$66,373
Number of insured loans:									
- Primary	232,828	243,548	252,368	259,556	267,689	272,289	273,798	269,681	258,163
- Modified Pool	87,522	90,553	92,687	95,089	97,960	101,723	105,109	109,133	113,725
Total number of insured loans	320,350	334,101	345,055	354,645	365,649	374,012	378,907	378,814	371,888
Primary net risk in force:									
- Flow business	$ 8,165	$ 8,634	$ 8,972	$ 9,234	$ 9,524	$ 9,671	$ 9,642	$ 9,350	$ 8,866
- Structured bulk business	1,193	1,256	1,298	1,358	1,425	1,470	1,525	1,583	1,373
Total Primary net risk in force	$ 9,359	$ 9,890	$10,270	$10,592	$10,949	$11,141	$11,166	$10,933	$10,239
Modified Pool risk in force net of stop loss	$ 746	$ 812	$ 837	$ 853	$ 875	$ 903	$ 913	$ 922	$ 935
Deductibles on modified pool risk	$ 55	$ 72	$ 88	$ 95	$ 103	$ 108	$ 112	$ 115	$ 117
Primary flow insurance in force subject to captive reinsurance arrangements	56.0%	55.3%	55.1%	57.6%	57.9%	58.8%	59.0%	58.0%	56.8%
Primary annual persistency rate	85.6%	86.9%	86.6%	85.8%	85.1%	83.3%	81.4%	79.1%	77.7%

Triad Guaranty Inc.
Sequential Quarterly Statistical Information (con't.)
(Unaudited)

	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007	Sep 30, 2007	Jun 30, 2007
	(Dollars in millions unless otherwise indicated)								
Delinquencies and Claim Information									
Total Primary delinquent loans	31,338	28,646	24,241	19,441	16,075	13,322	10,419	7,541	5,940
- Flow business	26,599	24,292	20,644	16,456	13,710	11,576	9,166	6,807	5,504
- Bulk business	4,739	4,354	3,597	2,985	2,365	1,746	1,253	734	436
Total Modified Pool delinquent loans	21,270	19,686	16,045	12,664	10,526	8,594	6,402	4,826	3,913
Total Primary delinquency rate	13.46%	11.76%	9.61%	7.49%	6.01%	4.89%	3.81%	2.80%	2.30%
Modified Pool delinquency rate	24.30%	21.74%	17.31%	13.32%	10.75%	8.45%	6.09%	4.42%	3.44%
Primary average settled severity ($ thousands)	$ 64.8	$ 53.9	$ 58.4	$ 51.3	$ 52.4	$ 42.6	$ 41.6	$ 36.9	$ 30.9
- Flow business	$ 63.0	$ 50.2	$ 54.2	$ 49.4	$ 49.3	$ 41.4	$ 40.9	$ 36.9	$ 30.9
- Bulk business	$ 78.7	$ 88.8	$ 93.6	$ 77.5	$ 90.8	$ 68.3	$ 63.9	$ 35.9	$ 30.1
Primary direct settled claims ($ thousands)	$ 114,947	$ 56,276	$ 64,647	$ 48,766	$ 48,187	$ 29,235	$ 27,012	$ 23,058	$ 16,687
- Flow business	$ 99,119	$ 47,397	$ 53,698	$ 43,727	$ 41,921	$ 27,117	$ 25,798	$ 22,090	$ 15,965
- Bulk business	$ 15,828	$ 8,879	$ 10,950	$ 5,040	$ 6,266	$ 2,119	$ 1,214	$ 968	$ 722
Modified Pool average settled severity ($ thousands)	$ 59.0	$ 59.0	$ 63.4	$ 71.7	$ 55.6	$ 65.0	$ 57.9	$ 41.3	$ 26.6
Modified Pool direct settled claims ($ thousands)	$ 48,826	$ 7,735	$ 4,943	$ 10,755	$ 20,192	$ 10,852	$ 9,328	$ 5,413	$ 1,386
Gross Case Reserves as percent of risk in default (2)	53.5%	40.0%	42.0%	45.4%	45.0%	40.5%	36.6%	32.1%	26.9%
Financial Information (3)									
Loss ratio - GAAP	665.4%	229.0%	357.3%	352.1%	419.0%	307.0%	262.1%	148.2%	60.1%
Expense ratio - GAAP	13.6%	21.2%	17.7%	13.6%	39.4%	25.5%	20.8%	22.4%	21.9%
Combined ratio - GAAP	679.0%	250.2%	375.0%	365.7%	458.4%	332.5%	282.9%	170.6%	82.0%
Risk-to-capital ratio	56.3:1 (4)	27.0:1 (4)	125.2:1	39.7:1	42.7:1	27.7:1	20.5:1	17.8:1	16.0:1

(1) We record reserves in our financial statements for defaults on contracts where the incurred losses have exceeded the amount of the deductible.

(2) Reflects gross case reserves, which excludes IBNR and ceded reserves, as a percent of risk in default for total primary delinquent loans and total modified pool delinquent loans.

(3) The Loss & Expense Ratios do not reflect any impact from establishment of Premium Deficiency Reserve.

(4) Reflects the impact of the Corrective Order issued by the Illinois Director of Insurance effective March 31, 2009.

TRIAD GUARANTY INC.

Sequential Quarterly Financial Statements

(unaudited)

Condensed Statements of Operations For The Quarter Ended
(Dollars in thousands)

	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007	Sep 30, 2007	Jun 30, 2007
Revenue:									
Earned premiums	$ 64,833	$ 44,358	$ 49,840	$ 65,654	$ 69,865	$ 72,065	$ 73,130	$ 72,090	$ 69,732
Net investment income	10,859	11,192	10,509	10,349	9,175	9,547	9,544	8,370	7,673
Realized investment gains (losses)	2,017	(4,565)	(18,944)	(6,519)	(3,799)	2,703	(29)	85	(3,867)
Other income (loss)	2	2	2	2	2	2	2	2	2
Total revenues	77,711	50,987	41,407	69,486	75,243	84,317	82,647	80,547	73,540
Losses and expenses:									
Net settled claims	149,863	53,920	69,372	59,357	68,263	40,471	36,341	28,471	18,073
Change in reserves	278,956	39,628	106,080	165,958	218,568	174,561	150,687	76,612	23,052
Loss adjustment expenses	2,549	8,029	2,647	5,879	5,918	6,227	4,624	1,730	768
Net losses and LAE	431,368	101,577	178,099	231,194	292,749	221,259	191,652	106,813	41,893
Change in premium deficiency reserve	-	-	-	-	(15,000)	15,000	-	-	-
Interest expense	1,895	694	694	691	696	1,476	1,828	1,161	694
Amortization of DAC	-	-	-	-	-	39,416	4,637	4,567	4,670
Other operating expenses	8,680	9,411	8,639	8,726	27,238	14,106	10,895	11,686	10,716
Total losses and expenses	441,943	111,682	187,432	240,611	305,683	291,257	209,012	124,227	57,973
Income (loss) before income taxes	(364,232)	(60,695)	(146,025)	(171,125)	(230,440)	(206,940)	(126,365)	(43,680)	15,567
Income taxes (benefit)	(4,813)	(5,521)	(23,818)	(11,030)	(31,629)	(56,926)	(51,406)	(11,831)	3,541
Net income (loss)	$ (359,419)	$ (55,174)	$ (122,207)	$ (160,095)	$ (198,811)	$ (150,014)	$ (74,959)	$ (31,849)	$ 12,026

Condensed Balance Sheets As Of
(Dollars in thousands)

	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007	Sep 30, 2007	Jun 30, 2007
Assets									
Invested assets	$ 851,640	$ 918,531	$ 895,422	$ 890,720	$ 869,022	$ 760,073	$ 784,539	$ 794,373	$ 674,199
Cash	31,600	21,394	39,940	47,818	19,669	80,544	124,811	30,617	26,711
Real estate acquired	526	526	713	3,661	6,202	8,993	10,860	12,566	7,923
Deferred policy acquisition costs	-	-	-	-	-	-	36,243	35,574	35,157
Prepaid federal income tax	15	15	15	15	63,184	115,598	116,008	168,817	170,076
Reinsurance recoverable	234,248	182,589	150,848	111,827	55,316	93,244	5,815	2	1
Other assets	57,109	52,307	43,596	47,915	50,405	52,572	54,577	54,724	46,210
Total assets	$ 1,175,138	$ 1,175,362	$ 1,130,534	$ 1,101,956	$ 1,063,798	$ 1,111,024	$ 1,132,853	$ 1,096,673	$ 960,277
Liabilities and stockholders' equity									
Liabilities:									
Losses and loss adjustment expenses	$ 1,591,207	$ 1,262,746	$ 1,187,840	$ 1,042,053	$ 817,262	$ 547,766	$ 359,939	$ 200,455	$ 122,061
Premium deficiency reserve	-	-	-	-	-	96,073	-	-	-
Deferred income taxes	-	-	-	22,889	30,386	61,522	123,297	170,477	177,888
Borrowing under credit facility	-	-	-	-	-	-	80,000	80,000	-
Long term debt	34,535	34,532	34,529	34,527	34,527	34,522	34,519	34,517	34,514
Accrued expenses and other liabilities	79,085	59,477	44,831	30,887	40,714	32,699	36,247	39,754	31,191
Total liabilities	1,704,827	1,356,755	1,267,200	1,130,356	922,889	772,582	634,002	525,203	365,654
Total stockholders' equity (deficit in assets)	(529,689)	(181,393)	(136,666)	(28,400)	140,909	338,442	498,851	571,470	594,623
Total liabilities and stockholders' equity	$ 1,175,138	$ 1,175,362	$ 1,130,534	$ 1,101,956	$ 1,063,798	$ 1,111,024	$ 1,132,853	$ 1,096,673	$ 960,277